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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               Convera Corporation

             (Exact name of registrant as specified in its charter)

                              Delaware                                                               54-1987541
              (State of incorporation or organization)                                (I.R.S. Employer Identification No.)

           1921 Gallows Road, Suite 200, Vienna, Virginia                                            22182

              (Address of principal executive offices)                                             (Zip Code)


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. __

If this form relates to the registration of a class of securities pursuant
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. X

Securities Act registration statement file number to which this form relates:
           333-50172 (if applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

                Title of each class                                                  Name of each exchange on which
                to be so registered                                                  each class is to be registered

------------------------------------------------                        --------------------------------------------------

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Securities to be registered pursuant to Section 12(g) of the Act:

                     Common Stock, par value $.01 per share


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                                (Title of Class)



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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

       Item  1. Description of Registrant's Securities to be Registered.

       Incorporated herein by reference is the description of the Common Stock set forth under the heading "Description of Convera Corporation Capital Stock
Following the Combination" contained in the Registrant's Registration Statement on Form S-4 (Registration No. 333-50172) under the Securities Act of 1933, as amended.

       Item  2. Exhibits.

       EXHIBIT NUMBER                  DESCRIPTION
       --------------                  ------------
        3.1                            Certificate of Incorporation of the Registrant, as amended
                                       (incorporated by reference to Exhibit 3.1 to the Registrant's
                                       Registration Statement on Form S-4 (Registration No. 333-50172)

        3.2                            By-laws of the Registrant, as amended (incorporated by reference to
                                       Exhibit 3.2 to the Registrant's Registration Statement on Form S-4
                                       (Registration No. 333-50172)
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                                    SIGNATURE

       Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:   November 17, 2000         CONVERA CORPORATION
                                  (Registrant)



                                   By:/s/    Patrick C. Condo
                                      ----------------------------------------
                                   Name: Patrick C. Condo
                                   Title: President and Chief Executive Officer
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* Print the name and title of the signing officer under his signature.


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